SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): August 14 , 1997
                                                         ----------------



                             ANTENNAS AMERICA, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



            Utah                         0-18122                 87-0454148
 ------------------------------       ---------------      --------------------
(State or other jurisdiction of      (Commission File         (I.R.S. Employer
       incorporation)                     Number)           Identification  No.)




          4860 Robb Street, Suite 101, Wheat Ridge, Colorado 80033-2163
          -------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (303) 421-4063
                                                            -------------

Item 5.  Other Events.
         -------------

     Press Release. The press release of the Registrant dated August 14, 1997, which is filed as an exhibit hereto, is incorporated herein by reference.


Item 7.  Financial Statements And Exhibits.

         (c)   Exhibits.
                                  Exhibit Index

Exhibit
Number            Description
------            -----------

99.1              Press release dated  August 14, 1997.
                                       ----------------




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    August 14, 1997                      ANTENNAS AMERICA, INC.




                                              By:  /S/  RANDALL P. MARX
                                                  ------------------------------
                                                  Randall P. Marx
                                                  Chief Executive Officer